UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

MARCH 6, 2014

Date of Report (Date of earliest event reported)

PATHEON INC.

(Exact name of registrant as specified in its charter)

Canada	000-54283	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Patheon Pharmaceuticals Services Inc.

4721 Emperor Boulevard, Suite 200

Durham, NC 27703

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (919) 226-3200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to Vote of Security Holders

On March 6, 2014, Patheon Inc. (the “Company”) held a special meeting (the “Special Meeting”) of the holders of Restricted Voting Shares of the Company (the “Shareholders”).

At the Special Meeting, the following matters were voted upon, with the final results for each matter disclosed below:

1. To consider and vote on the special resolution (the “Arrangement Resolution”), the full text of which is set forth in Annex G to the proxy statement and management information circular (the “Circular”) of the Company dated February 4, 2014 accompanying the notice of this meeting, to approve a plan of arrangement under section 192 of the Canada Business Corporations Act (the “CBCA”) involving the Company pursuant to the arrangement agreement between the Company and JLL/Delta Patheon Holdings, L.P. dated November 18, 2013 (the “Arrangement Agreement”), all as more particularly described in the Circular.

By a vote by ballot, Shareholders passed the Arrangement Resolution:

For	Against	Abstain
125,270,783	170,305	293,916

By a vote by ballot, a majority of the “minority” Shareholders (being all holders of restricted voting shares except JLL Partners, Inc. and its affiliates and James Mullen, the Company’s Chief Executive Officer) passed the Arrangement Resolution:

For	Against	Abstain
44,433,712	170,305	293,316

2. To consider and vote on a resolution to approve, on an advisory and non-binding basis, and not to diminish the role and responsibilities of the board of directors of the Company, specified compensation that may become payable to the named executive officers of the Company in connection with the plan of arrangement under section 192 of the Canada Business Corporations Act involving the Company pursuant to the Arrangement Agreement, all as more particularly described in the Circular (the “Advisory Vote on Executive Compensation”).

As permitted under the CBCA, Shareholders passed the Advisory Vote on Executive Compensation by a vote by show of hands. Details of the voting by proxy on the Advisory Vote on Executive Compensation are as follows:

For	Against	Abstain
125,457,870	206,125	71,009

Item 8.01	Other Events.

On March 6, 2014, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated March 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

PATHEON INC.

March 6, 2014	By:	/s/ Stuart Grant
Stuart Grant
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 6, 2014.

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